EXHIBIT 10.30

                    ABACO GRUPO FINANCIERO


February 28, 1997


Joseph P. Shanahan
President & Chief Executive Officer
Rodman & Renshaw Capital Group, Inc.
2 World Financial Center
Tower B, 30th Floor
New York, NY 10281


Dear Mr. Shanahan:

This is to confirm to you that with respect to Rodman & Renshaw Capital Group, Inc. (the "Company"), a subsidiary of Abaco Casa de Bolsa, S.A. de C.V., Abaco Grupo Financiero, ("Casa de Bolsa"), a subsidiary of Abaco Grupo Financiero, S.A. de C.V. ("Abaco"), it is the intention of Casa de Bolsa and Abaco to continue to unconditionally support the Company and its majority subsidiary, Rodman & Renshaw, Inc. ("Rodman"), for losses incurred in the ordinary course of business for the next two years, up to March 31, 1999. Such support may include, with prior receipt of requisite approvals from Mexican Government Authorities, infusions of capital, conversion of short term debt to long term debt or conversion of short or long term debt to equity.




/s/ Jorge Lankenau Rocha
-------------------------
Jorge Lankenau Rocha
Chairman of the Board of Directors
Abaco Grupo Financiero, S.A. de C.V.



cc: Coopers & Lybrand L.L.P.

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